People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions

Annual Shareholders' Meeting
Jackson, Mississippi
May 10, 2011

Gulf South Bank Conference
New Orleans, Louisiana
May 10, 2011

Forward-Looking Statements

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future" or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption "Risk Factors" in Trustmark's filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, greater than expected costs or difficulties related to the integration of new products and lines of business, natural disasters, environmental disasters, acts of war or terrorism and other risks described in our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Trustmark is Uniquely Positioned to Capitalize on Market Opportunities

- ✓ **Strong market share in legacy markets with growth potential in Houston and Memphis**
- ✓ **Diversified and stable business mix**
- ✓ **Proven ability to generate superior profitability through the cycle**
- ✓ **Solid credit quality as a result of diligent credit risk management**
- ✓ **Robust capital position provides strategic flexibility**

Strong Market Share in Legacy Markets
Growth Opportunities in Houston and Memphis

Trustmark
Banking and Financial Solutions

People you trust.
Advice that works.

At March 31, 2011

- **Total Assets** — **$9.5 billion**
- **Total Loans HFI** — **$6.0 billion**
- **Total Deposits** — **$7.4 billion**
- **Market Cap** — **$1.5 billion**
- **Banking Centers** — **150**



Oklahoma
Arkansas
Tennessee
Mississippi
Alabama
Texas
Louisiana
Florida

Financial Results ($ in thousands except per share data)	**2010**	**Q1-11**
Net income available to common shareholders	$100,636	$24,013
Earnings per common share - diluted	$1.57	$0.37
Return on average tangible common equity	12.31%	11.65%

Diversified and Stable Business Mix

For The Year Ended December 31, 2010

($ in millions)

Total Revenue $518



Auto/Credit Card $14
Mortgage $54
Treasury & Other $81
Insurance $28
Wealth Management $27
11%
3%
16%
5%
5%
Memphis, TN 3%
Houston, TX 7%
FL Panhandle 2%
MS-Other 19%
Jackson 29%
Commercial – Retail Banking $313

Total Noninterest Income $166



Service Charges $55
General Banking $32
33%
19%
14%
18%
16%
Wealth Management $23
Mortgage $29
Insurance $27

Fee Income to Total Revenue 32%

Diversified Revenue Base

Proven Ability to Generate Superior Profitability

Trustmark
Banking and Financial Solutions

($ in millions)

Profitability and Key Ratios	Q1-10	Q2-10	Q3-10	Q4-10	2010	Q1-11
Net Income Available to Common Shareholders	$23.5	$26.2	$25.9	$25.2	$100.6	$24.0
Return on Average Assets	1.02%	1.13%	1.11%	1.07%	1.08%	1.02%
Return on Average Tangible Common Equity	11.98%	12.92%	12.38%	11.96%	12.31%	11.65%

1Q2011 Return on Average Assets



1.50%
1.00%
0.50%
0.00%
-0.50%
-1.00%
-1.50%
1.17
1.01
0.74
0.70
0.59
0.59
0.43
0.21
-0.01
-1.08
CFR
TRMK
HBHC
FHN
IBKC
WTNY
STI
RF
BXS
SNV

2010 Return on Average Tangible Common Equity



20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-40.00%
-50.00%
14.24
12.32
6.84
5.26
2.68
-0.47
-2.62
-8.61
-16.67
CFR
TRMK
HBHC
IBKC
BXS
STI
FHN
RF
WTNY

Source: SNL Financial

Superior Profitability

... Driven by Best in Class Net Interest Margin and Efficiency Ratio

Trustmark Banking and Financial Solutions

- ✓ Best in class margin resulting from disciplined loan and deposit pricing and prudent investment portfolio management
- ✓ Management's focus on expense initiatives has translated into a top tier operating platform

1Q2011 Net Interest Margin—FTE



5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.24
3.96
3.94
3.94
3.63
3.53
3.48
3.39
3.19
3.03
TRMK
CFR
WTNY
HBHC
BXS
IBKC
STI
SNV
FHN
RF

1Q2011 Efficiency Ratio(1)



100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
60.2
60.7
62.9
65.9
67.5
68.2
69.1
70.8
72.5
80.7
TRMK
CFR
SNV
STI
BXS
HBHC
RF
FHN
IBKC
WTNY

(1) Efficiency ratio calculated as noninterest expense before foreclosed property expense, amortization of intangibles, and goodwill impairments as a percent of net interest income (fully taxable equivalent, if applicable) and noninterest revenues, excluding only gains from securities transactions and nonrecurring items.

Source: SNL Financial

Core Earnings Strength

Balanced Loan Portfolio

March 31, 2011

($ in millions)

Total Loans Held for Investment $5,964

Commercial Loans $3,933



Construction & Land Development $495
13%
C & I $1,078
27%
CRE Income Producing $744
19%
Owner Occupied RE $744
19%
State & Political Subs $346
9%
Other $525
13%

Consumer Loans $2,031



Other $49
2%
Branch Direct $738
36%
Indirect $168
8%
Credit Card $39
2%
Home Mortgage $1,036
51%

Prudent Credit Risk Management

March 31, 2011
($ in millions)

- ✓ During the last 12 months the Florida construction and land development portfolio was reduced by 33.3% to $122.4 million. At quarter end, the associated reserve on this portfolio was $14.5 million, or 11.88%.
- ✓ Allocation of $93.4 million allowance for loan losses represented 1.98% of commercial loans and 0.76% of consumer and home mortgage loans, resulting in an allowance to total loans of 1.57%; allowance represented 215.4% of nonperforming loans, excluding impaired loans.

	Florida	Mississippi (1)	Tennessee (2)	Texas	Total
Total Loans *(including HFS)*	$427.4	$4,345.7	$520.4	$783.5	$6,077.0
Nonaccrual Loans	$44.5	$40.2	$13.9	$28.1	$126.8
Other Real Estate	$31.3	$22.1	$16.9	$18.9	$89.2
Nonperforming Assets	$75.9	$62.3	$30.8	$47.0	$216.0
Nonperforming Assets/Total Loans + ORE	16.55%	1.43%	5.73%	5.86%	3.50%
Provision for Loan Losses	$3.0	$1.1	$1.6	$1.8	$7.5
Net Charge-offs	$5.5	$0.4	$1.0	$0.8	$7.6

TRMK 1Q2011 NCOs/Average Loans



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.04
0.04
0.75
0.41
0.51
Florida
Mississippi
Tennessee
Texas
Total

Peer 1Q2011 NCOs/Average Loans



3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
-0.50%
-0.07
0.15
0.51
0.57
0.67
1.86
1.94
2.23
2.29
3.09
IBKC
WTNY
TRMK
CFR
HBHC
FHN
STI
BXS
RF
SNV

(1) Mississippi includes Central and Southern Mississippi regions.
(2) Tennessee includes Memphis, Tennessee and Northern Mississippi regions.
Source: SNL Financial

Stable Credit Quality

Dependable, Low Cost Core Funding Base

March 31, 2011

($ in millions)

Total Deposits $7,426


Noninterest Checking $1,668
23%
Time $2,085
28%
4%
Savings $333
16%
29%
Money Market $1,181
Interest Checking $2,161

Loans HFI / Deposits


120%
100%
80%
60%
40%
20%
0%
104
93
90
84
80
80
78
76
72
55
FHN
STI
SNV
RF
TRMK
BXS
IBKC
WTNY
HBHC
CFR

Source: SNL Financial and company reports

Robust Capital Position Provides Strategic Flexibility

- ✓ Optimized capital structure; continued leadership position in capital strength among mid-cap peers
- ✓ Existing capital base could support $2 billion to $3 billion in additional assets while maintaining appropriate capital ratios.

	Q1-10	Q2-10	Q3-10	Q4-10	Q1-11
Tangible Common Equity / Tangible Assets	9.11%	9.32%	9.34%	9.11%	9.27%
Tier 1 Risk-Based Capital Ratio	13.15%	13.53%	13.75%	13.77%	14.24%
Total Risk-Based Capital Ratio	15.15%	15.53%	15.75%	15.77%	16.25%


($ in millions)
$1,700
$1,500
$1,300
$1,100
$900
$700
$500
$300
$100
$1,560
$1,330
$1,389
$1,588
$1,499
$1,129
$1,142
$1,159
$1,150
$1,160
$818
$833
$851
$842
$854
3/31/2010
6/30/2010
9/30/2010
12/31/2010
3/31/2011
Common Equity
Tangible Common Equity
Market Cap

Robust Capital Position and Attractive Dividend

Trustmark
Banking and Financial Solutions

- ✓ Given quality and stability of earnings, Trustmark has increased its dividend over time and maintained it through the cycle
- ✓ Trustmark is one of the 27 largest banks [(1)] in the U.S. that maintained its dividend since September 2007

2010 Tangible Common Equity / Tangible Assets


12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
10.7
9.7
9.1
8.9
8.9
7.0
7.0
6.9
6.7
IBKC
HBHC
TRMK
FHN
CFR
BXS
STI
WTNY
SNV

Trustmark's Annual Dividend - Last 20 Years


$0.92
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
1989
1992
1995
1998
2001
2004
2007
2010

Dividend Yield (2)


4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
4.0
3.1
2.9
2.3
1.6
0.5
0.4
0.3
0.3
0.1
TRMK
CFR
HBHC
IBKC
SNV
RF
FHN
BXS
WTNY
STI

(1) Top 100 U.S. Banks ranked by total assets as of December 31, 2010, as reported data
(2) Indicated annual dividend as percent of April 29, 2011 closing price
Source: SNL Financial

Robust Capital Position and Attractive Dividend

Heritage Banking Group Acquisition

Trustmark Banking and Financial Solutions

- ✓ Acquired from FDIC on April 15, 2011
- ✓ 90-year old financial institution headquartered in Carthage, MS
- ✓ #1 deposit market share in Leake County
- ✓ 8 branches, including 5 in close proximity to existing Trustmark offices
- ✓ Acquired $203 million in deposits and $150 million in loans



Oklahoma
Arkansas
Tennessee
Mississippi
Alabama
Texas
Louisiana
Florida
Heritage
TRMK

- ✓ Substantially all loans and ORE covered by loss sharing agreement with FDIC assuming 80% of all losses
- ✓ Trustmark purchased Heritage for an asset discount of approximately $23 million and a deposit premium of 0.15%
- ✓ Expected to generate a one-time after-tax gain of $4 million to $6 million in Q2-11
- ✓ Transaction immediately accretive to TRMK's EPS and TBV

Well Positioned for Continued Success

Trustmark
Banking and Financial Solutions

	Industry	TRMK
Economy	✓ Slow recovery with continued uncertainty	✓ Trustmark's core franchise provides stability and profitability ✓ Growth opportunities in Houston and Memphis (and throughout the franchise) when economy normalizes
Interest Rates	✓ Exceptionally low interest rates	✓ Maintain net interest income
Credit	✓ Continued elevation in credit costs	✓ Anticipate additional reductions in problem assets and provisioning
Regulatory Reform	✓ Reg E and Durbin Amendment provide revenue headwinds	✓ Evaluating products and services structure to mitigate potential impact of regulatory reform ✓ Reg E – Opt in 72% response rate, 79% accepted OD protection; • Potential revenue reduction of Opt-in estimated at $3 to $4 million in 2011 • Potential revenue reduction of additional regulatory guidance estimated at $3 to $5 million in 2011 ✓ Durbin Amendment - potential revenue reduction of $4 to $6 million in 2011 if implemented as written and in the estimated time frame
	✓ Anticipate higher regulatory capital requirements	✓ Robust capital position provides significant flexibility; capacity to increase assets by $2 to $3 billion and maintain capital at appropriate levels
Consolidation	✓ Sluggish economic environment coupled with increased credit costs and reduced revenue from regulatory reform will likely result in increased consolidation	✓ Ability to leverage existing capital base ✓ Proven capabilities to successfully acquire and integrate financial services firms

Strategic Priorities

- ✓ Continue to manage through challenging business cycle
- ✓ Aggressively work to dispose of ORE
- ✓ Maintain fortress balance sheet and appropriate capital ratios
- ✓ Position organization for success in new regulatory reform environment
- ✓ Prudent investments to support revenue growth
- ✓ Seek strategic opportunities to enhance long-term shareholder value

People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions

Supplemental Information

Jackson Metro



MADISON
MISSISSIPPI
HINDS
RANKIN
Canton
Flora
Madison
Ridgeland
Ross Barnett Reservoir
Clinton
Bolton
Raymond
Flowood
Pearl
Brandon
Pelahatchie
Richland
Florence
Banking center



Trustmark Bank

- Trustmark has $2.0 billion in loans and $3.6 billion in deposits+
- Maintain market dominance through cross-selling and retention

County	2010 Population	2010-15 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Hinds	250,044	-0.67%	40.58%	21
Rankin	146,177	9.82%	33.09%	11
Madison	97,343	11.41%	21.54%	8
TOTAL	**493,564**	**4.82%**	**35.05%**	**40**

+ As of 3/31/2011
++ As of 6/30/2010
Source: SNL Financial and ESRI

Houston MSA


Banking center
MONTGOMERY
The Woodlands
Kingwood
Humble
Tomball
WALLER
HARRIS
TEXAS
Houston
Pasadena
Baytown
Channelview
Sugar Land
Missouri City
Rosenberg
Pearland
Friendswood
FORT BEND
BRAZORIA
GALVESTON
LIBERTY
Katy
Hempstead
Prairie View


Trustmark Bank

- Trustmark has $784 million in loans and $446 million in deposits+
- Building stronger Commercial, Retail, and Wealth Management platforms

Market	2010 Population	2010-15 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Houston MSA	6,017,013	10.46%	0.37%	16

+ As of 3/31/2011
++ As of 6/30/2010
Source: SNL Financial and ESRI

Memphis MSA


Trustmark


Rosemark
Millington
Loosahatchie
Arlington
TENNESSEE
Lakeland
Marion
Bartlett
Somerville
Eads
Memphis
Fisherville
Williston
FAYETTE
Lake McKellar
Germantown
Collierville
Rossville Junction
SHELBY
Southaven
Olive Branch
Memphis
Horn Lake
MARSHALL
DE SOTO
Byhalia
Hernando
Coldwater
MISSISSIPPI
Banking center

- Trustmark has $389 million in loans and $637 million in deposits+
- Focus on middle market commercial and real estate lending

Market	2010 Population	2010-15 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Memphis MSA	1,325,833	4.28%	2.83%	22

+ As of 3/31/2011
++ As of 6/30/2010
Source: SNL Financial and ESRI

Florida Panhandle


Trustmark


HOLMES
OKALOOSA
FLORIDA
WALTON
WASHINGTON
BAY
Wausau
Vernon
Redbay
Niceville
Valparaiso
Freeport
Fort Walton Beach
Destin
Choctawhatchee Bay
Miramar Beach
Santa Rosa Beach
Laguna Beach
Panama City Beach
Panama City
West Bay
Southport
Lynn Haven
Hiland Park
Cedar Grove
Springfield
Callaway
Parker

- **Trustmark has $427 million in loans and $229 million in deposits+**
- **Cross-sell to Fisher Brown Bottrell commercial insurance customers**
- **Focus on commercial lending and expansion of wealth management**

County	2010 Population	2010-15 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Bay	170,196	2.72%	4.57%	4
Okaloosa	191,856	3.29%	1.32%	1
Walton	57,960	9.34%	7.67%	3
Total	**420,012**	**3.89%**	**3.27%**	**8**

+ As of 3/31/2011
++ As of 6/30/2010
Source: SNL Financial and ESRI

Contact Information

Trustmark Corporation's common stock is listed on the NASDAQ National Market System and is traded under the symbol TRMK. Additional information is available at www.trustmark.com.

Investor Inquiries:

Louis E. Greer
Treasurer and Principal Financial Officer
601-208-2310
lgreer@trustmark.com

F. Joseph Rein, Jr.
Senior Vice President
601-208-6898
jrein@trustmark.com

Shareholder Services
Trustmark's shareholder services are provided by American Stock Transfer & Trust Company, LLC

Trustmark Corporation
c/o American Stock Transfer & Trust Co.
Operations Center
6201 15th Avenue
Brooklyn, NY 11219
(877) 476-4393
info@amstock.com
www.amstock.com

People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions